Janus Aspen Series

Janus Henderson Global Allocation Portfolio – Moderate

Supplement dated December 11, 2017

to Currently Effective Prospectuses

On December 7, 2017, the Board of Trustees of Janus Henderson Global Allocation Portfolio – Moderate (the “Fund”) approved an Agreement and Plan of Reorganization that provides for the merger of the Fund with and into Janus Henderson Balanced Portfolio (the “Merger”).

The Merger is subject to certain conditions, including approval by shareholders of the Fund.

The Merger is designed to streamline Janus Henderson’s asset allocation products within the variable insurance market in order to better position these products within that market. The Fund and Janus Henderson Balanced Portfolio have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of Janus Henderson Balanced Portfolio approximately equivalent in dollar value to the Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders of record as of January 19, 2018, will receive a proxy statement/prospectus which includes important information regarding the Merger. Only Fund shareholders as of January 19, 2018, are eligible to vote on the Merger.

The closing date of the Merger is expected to be on or about April 20, 2018, or as soon as practicable thereafter. After the Merger is completed, the Fund will be liquidated and terminated.

Until such time as the Merger is implemented, investors may continue to purchase shares of the Fund, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Insurance contract owners may wish to refer to their contract or consult with their investment representative for other investment options that may be available.

A full description of Janus Henderson Balanced Portfolio and the terms of the Merger will be contained in the proxy statement/prospectus that will be sent to shareholders of record as of January 19, 2018. Janus Capital encourages you to read the proxy statement/prospectus when it is available as it contains important information regarding the Merger. A copy of the proxy statement/prospectus, when it is available, will be available at janushenderson.com/fund-update, or you may request a free copy by calling 1-877-525-0020.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of Janus Henderson Balanced Portfolio. For important information about fees, expenses, and risk considerations regarding Janus Henderson Balanced Portfolio, please refer to the Janus Henderson Balanced Portfolio’s prospectus, as supplemented, and the proxy statement/prospectus relating to the Merger on file with the Securities and Exchange Commission, when it becomes available.

Please retain this Supplement with your records.